Rule 497(d)


                               FT 226
         BLUE-CHIP UNDERVALUED LAND OF LINCOLN STOCKS TRUST

        Supplement to the Prospectus dated February 24, 1998

The Total Return of the S&P 500 Index for 1996 and 1997 and the total return of the DJIA for 1997 as set forth in the "Comparison of Total Return" table on page 13 of the Prospectus should be amended to read 22.82%, 33.21% and 24.82%, respectively. As a result these changes, the growth of a $10,000 investment on January 1, 1973 in the DJIA and the S&P 500 Index, as set forth in the chart on page 14 of the Prospectus, should be amended to read $216,049 and $209,877, respectively.

March 6, 1998